Exhibit 10.50

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of October 25, 2011, among COINSTAR, INC., a Delaware corporation (the “Borrower”), the Lenders party to the Credit Agreement (hereinafter defined) and BANK OF AMERICA, N.A., as the Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

A. The Borrower, the Lenders and the Administrative Agent are party to that certain Second Amended and Restated Credit Agreement dated as of November 20, 2007 and amended and restated as of April 29, 2009 and as of July 15, 2011 (as the same may be amended, modified, supplemented, restated or amended and restated from time to time, the “Credit Agreement”).

B. The Borrower has requested that the Credit Agreement be amended in certain respects.

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Terms and References. Unless otherwise stated in this Amendment, (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment and (b) references to “Sections” are to the Credit Agreement’s sections.

2. Amendments. Section 7.02(f) of the Credit Agreement is amended to read in its entirety as follows:

“(f) Net Investments (determined on a consolidated basis) in Subsidiaries and joint ventures (regardless of type of entity) that are not Guarantors; provided that (i) no Event of Default or Default shall exist prior to such Investment being made or after giving effect thereto, (ii) the aggregate outstanding amount of such net Investments made pursuant to this Section 7.02(f), together with, without duplication, the aggregate amount of the outstanding Indebtedness permitted by clause (iv) of Section 7.03(e) shall not exceed $250,000,000 at any time outstanding, and (iii) no such Investment shall be made if less than 75% of Consolidated EBITDA was generated by the Borrower and the Guarantors for the four fiscal quarter period most recently ended prior to such Investment after including in such Consolidated EBITDA the portion of the EBITDA of such Subsidiary or such joint venture that would, under GAAP, be includable in the calculation of Consolidated EBITDA for such four fiscal quarter period as if such Investment had occurred on the first day of such period and after giving pro forma effect to any acquisition consummated during such period as if such acquisition occurred on the first day of such period;”

3. Conditions Precedent to Effectiveness of Amendment. This Amendment shall not be effective until the Administrative Agent receives the following:

(a) counterparts of this Amendment executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent;

(b) payment of all reasonable expenses, including reasonable legal fees and expenses of counsel to the Administrative Agent, incurred by the Administrative Agent in connection with this Amendment, to the extent invoiced to the Borrower on or prior to the date hereof; and

First Amendment to Credit Agreement

(c) such other agreements, documents, instruments and items as the Administrative Agent may reasonably request.

4. Representations. The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The execution, delivery and performance by the Borrower of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate action.

(b) All representations and warranties made or deemed made by the Borrower in the Loan Documents are true and correct as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date) and except that for purposes of such representations and warranties, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(c) Since September 30, 2011, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(d) No Default or Event of Default has occurred and is continuing as of the date hereof.

5. Effect of Amendment. This Amendment is a Loan Document. Except as expressly modified and amended by this Amendment, all of the terms, provisions and conditions of the Loan Documents, and the Liens created thereby, shall remain unchanged and in full force and effect and are hereby ratified and confirmed. If any part of this Amendment is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable. The Loan Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement amended by this Amendment.

6. Expenses. The Borrower shall pay all reasonable fees and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s counsel in connection with the negotiation, preparation, delivery and execution of this Amendment and any related documents.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of laws principles.

8. Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or by electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

9. ENTIRETY. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERCEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THESE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

2	First Amendment to Credit Agreement

10. Parties. This Amendment binds and inures to the benefit of the Borrower, the Guarantors, the Administrative Agent, the Lenders and their respective successors and permitted assigns.

[REMAINDER OF PAGE INTENTIONALLY BLANK.

SIGNATURE PAGES FOLLOW.]

3	First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Coinstar, Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

COINSTAR, INC., as the Borrower

By:	/s/ Paul D. Davis
Name: Paul D. Davis Title: Chief Executive Officer

Signature Page to

First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Coinstar, Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

BANK OF AMERICA, N.A., as the Administrative Agent and as a Lender

By:	/s/ Gary L. Mingle
Name: Gary L. Mingle Title: Senior Vice President

Signature Page to

First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Coinstar, Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Ben Leonard
Name: Ben Leonard Title: Vice President

Signature Page to

First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Coinstar, Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Simon Philp
Name: Simon Philp Title: Vice President Corporate Banking

Signature Page to

First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Coinstar, Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Gordon MacArthur
Name: Gordon MacArthur Title: Authorized Signatory

Signature Page to

First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Coinstar, Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Richard J. Ameny, Jr.
Name: Richard J. Ameny, Jr. Title: Vice President

Signature Page to

First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Coinstar, Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

UNION BANK, N.A., as a Lender

By:	/s/ Ray Ward
Name: Ray Ward Title: Vice President

Signature Page to

First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Coinstar, Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

COMERICA BANK, as a Lender

By:	/s/ Nathaniel R. Highlander
Name: Nathaniel R. Highlander Title: SVP

Signature Page to

First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Coinstar, Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Tad L. Stainbrook
Name: Tad L. Stainbrook Title: Vice President

Signature Page to

First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Coinstar, Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Chris Winthrop
Name: Chris Winthrop Title: Executive Director

Signature Page to

First Amendment to Credit Agreement

Signature Page to that certain First Amendment to Credit Agreement dated as of the date first set forth above, among Coinstar, Inc., as the Borrower, Bank of America, N.A., as the Administrative Agent, and the Lenders party thereto.

GUARANTORS:

COINSTAR INTERNATIONAL, INC. CUHL FOOD, LLC CUHL HOLDINGS INC. SESAME HOLDINGS, INC.

By:	/s/ Donald R. Rench
	Name:	Donald R. Rench
	Title:	Secretary of each

RAR VENTURES, LLC

By:	Redbox Automated Retail, LLC, as Sole Manager

	By:	/s/ Donald R. Rench
		Name:	Donald R. Rench
		Title:	Secretary

REDBOX AUTOMATED RETAIL, LLC

By:	Coinstar, Inc., its sole manager

	By:	/s/ Donald R. Rench
		Name:	Donald R. Rench
		Title:	Secretary

Signature Page to

First Amendment to Credit Agreement